Restructuring and Other - Summary of Changes in the Restructuring and Other Severance Liability (Detail) - STUDIO BUSINESS OF LIONS GATE ENTERTAINMENT CORP [Member] - USD ($) $ in Millions	12 Months Ended
	Mar. 31, 2024	Mar. 31, 2023	Mar. 31, 2022
Beginning balance	$ 3.7	$ 0.8	$ 3.9
Accruals	27.5	10.8	2.8
Severance payments	(11.9)	(7.9)	(5.9)
Ending Balance	$ 19.3	$ 3.7	$ 0.8